UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)          September 23, 2005
SUNTRON CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-49651	86-1038668

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 WEST GRANDVIEW ROAD, PHOENIX, ARIZONA	85023

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code           (602) 789-6600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The Company is furnishing this Report on Form 8-K in connection with a press release on September 23, 2005, in which the Company announced that its application to transfer the listing of its common stock to The Nasdaq SmallCap Market has been accepted.
     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.
     The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
     The text included with this Report is available on the Company’s website located at www.suntroncorp.com, although the Company reserves the right to discontinue that availability at any time.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits. Exhibit 99.1. Press Release from the registrant, dated September 23, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTRON CORPORATION
Date: September 23, 2005	By:	/s/ Peter W. Harper
Peter W. Harper
Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release from the registrant, dated September 23, 2005.